UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2018

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001757018
Benchmark 2018-B7 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-2226943-01	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 28, 2018, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of Benchmark 2018-B7 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class J-RR, Class S and Class R Certificates (collectively, the “Private Certificates”) and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $989,471,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities (“JPMS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, CGMI, JPMS and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 9, 2018 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, CGMI and JPMS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated November 9, 2018, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $141,353,680, were sold to DBSI, CGMI and JPMS (together with DBSI and CGMI, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 9, 2018, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The VRR Interest, having an aggregate initial principal amount of $37,090,000.16, was sold to Deutsche Bank AG, New York Branch (“DBNY”), Citi Real Estate Funding Inc. (“CREFI”) and JPMorgan Chase Bank, National Association (“JPMCB” and, together with DBNY and CREFI, the “Retaining Parties”), pursuant to a VRR Interest Purchase Agreement, dated as of November 9, 2018, among the Depositor, the Retaining Parties and GACC.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2018-B7 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 51 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 227 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 9, 2018 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii)  CREFI, pursuant to a Mortgage Loan Purchase

Agreement, dated and effective November 9, 2018 and as to which an executed version is attached hereto as Exhibit 99.2 (the “CREFI Mortgage Loan Purchase Agreement” and (iii) JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 9, 2018 and as to which an executed version is attached hereto as Exhibit 99.3 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB and, together with the GACC Mortgage Loan Purchase Agreement and the CREFI Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CREFI and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,615,578, were approximately $1,170,041,861. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $1,169,991,861 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as DUMBO Heights Portfolio will be serviced and administered in accordance with the Pooling and Servicing Agreement and the DUMBO Heights Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Shops at Solaris will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Shops at Solaris Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as Liberty Portfolio will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Liberty Portfolio Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 192 Lexington Avenue will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 192 Lexington Avenue Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12. Prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement), the Mortgage Loan secured by the mortgaged property identified in the Prospectus as Phoenix Marriott Tempe at the Buttes will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Phoenix Marriott Tempe at the Buttes Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13.

The Mortgage Loans secured by the mortgaged properties identified in the Prospectus as Moffett Towers – Buildings E,F,G and Outlet Shoppes at El Paso will be serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2018 (the “DBGS 2018-C1 PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. An executed version of the Moffett Towers – Buildings E,F,G PSA is attached hereto as Exhibit 4.2. In addition, the Moffett Towers – Buildings E,F,G Mortgage Loan will be serviced and administered under the Moffett Towers – Buildings E,F,G Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14; and the Outlet Shoppes at El Paso Mortgage Loan will be serviced and administered under the Outlet Shoppes at El Paso Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Aventura Mall will be serviced and administered pursuant to a trust and servicing agreement, dated as of June 29, 2018 (the “Aventura Mall TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the Aventura Mall TSA is attached hereto as Exhibit 4.3. In addition, the Aventura Mall Mortgage Loan will be serviced and administered under the Aventura Mall Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Aon Center will be serviced and administered pursuant to a trust and servicing agreement, dated as of June 29, 2018 (the “Aon Center TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the Aon Center TSA is attached hereto as Exhibit 4.4. In addition, the Aon Center Mortgage Loan will be serviced and administered under the Aon Center Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Workspace will be serviced and administered pursuant to a trust and servicing agreement, dated as of July 31, 2018 (the “Workspace TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the Workspace TSA is attached hereto as Exhibit 4.5. In addition, the Workspace Mortgage Loan will be serviced and administered under the Workspace Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.18.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 636 11th Avenue will be serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2018 (the “636 11th Avenue PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. An executed version of the 636 11th Avenue PSA is attached hereto as Exhibit 4.6. In addition, the 636 11th Avenue Mortgage Loan will be serviced and administered under the 636 11th Avenue Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Mortgage Loans secured by the mortgaged properties identified in the Prospectus as Overland Park Xchange and Concord Plaza will be serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2018 (the “Benchmark 2018-B6 PSA”), among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as Trustee. An executed version of the Benchmark 2018-B6 PSA is attached hereto as Exhibit 4.7. In addition, the Overland Park Xchange Mortgage Loan will be serviced and administered under the Overland Park Xchange Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.20; and the Concord Plaza Mortgage Loan will be serviced and administered under the Concord Plaza Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.21.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Shelbourne Global Portfolio I will be serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2018 (the “Shelbourne Global Portfolio I PSA”), among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the Shelbourne Global Portfolio I PSA is attached hereto as Exhibit 4.8. In addition, the Shelbourne Global Portfolio I Mortgage Loan will be serviced and administered under the Shelbourne Global Portfolio I Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.22.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated November 9, 2018. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 9, 2018.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the sale of the VRR Interest to the Retaining Parties and (ii) the sale of the Class G-RR, Class H-RR and Class J-RR Certificates (the “HRR Certificates”) to Eightfold Real Estate Capital Fund V, L.P. and LNR Securities Holdings, LLC (the “Third Party Purchasers”).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule). The VRR Interest was sold to the Retaining Parties for $37,335,890 (excluding accrued interest) (representing approximately 3.18% of the aggregate fair value of all of the Certificates (other than the Class R Certificates)). The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The HRR Certificates were sold to the Third Party Purchasers for $22,147,520 (excluding accrued interest) (representing approximately 1.88% of the aggregate fair value of all of the Certificates (other than the Class R Certificates)).

The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Third Party Purchasers are required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $22,147,520, representing 1.88% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).  If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $58,782,872, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Prospectus, dated November 9, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of November 9, 2018, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of October 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.4	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Trust and Servicing Agreement, dated as of July 31, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of July 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of October 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as Trustee.
Exhibit 4.8	Pooling and Servicing agreement, dated as of October 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Amended and Restated Co-Lender Agreement, dated as of November 27, 2018, by and between Citi Real Estate Funding Inc., as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-2 Holder, Citi Real Estate Funding Inc., as Note A-3 Holder, Shinhan AIM Real Estate Fund No. 5, as Note B-1 Holder, and Shinhan AIM Real Estate Fund No. 5-A, as Note B-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of October 10, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-2 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of September 26, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-3 Holder, Barclays Bank PLC, as Initial Note A-4 Holder, Barclays Bank PLC, as Initial Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-7 Holder, and Citi Real Estate Funding Inc., as Initial Note A-8 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of November 28, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of November 28, 2018, by and between Citi Real Estate Funding, Inc., as Initial Note A-1 Holder and Citi Real Estate Funding, Inc., as Initial Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of October 30, 2018, between Deutsche Bank AG, acting through its New York Branch, as Note A-1-1 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-1-2 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-1-3 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-1-4 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-2 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-3 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-4 Holder, Goldman Sachs Mortgage Company, as Note A-5 Holder, Wells Fargo Bank, National Association, as Note A-6 Holder, and Wells Fargo Bank, National Association, as Note A-7 Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of October 30, 2018, between Deutsche Bank AG, acting through its New York Branch, as Note A-1-A Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-1-B Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-2 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-3 Holder, and Deutsche Bank AG, acting through its New York Branch, as Note A-4 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association and Morgan Stanley Bank, N.A.
Exhibit 4.17	Co-Lender Agreement, dated as of June 8, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of July 12, 2018, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder and Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B-1 Holder and Initial Note B-2 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of June 21, 2018, between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder.
Exhibit 4.20	Amended and Restated Co-Lender Agreement, dated as of September 17, 2018, by and between Wilmington Trust, National Association as Trustee for the benefit of the Registered Holders of Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B5 (Note A-1 Holder), JPMorgan Chase Bank, National Association (Initial Note A-2A Holder) and JPMorgan Chase Bank, National Association (Initial Note A-2B Holder).
Exhibit 4.21	Co-Lender Agreement, dated as of September 17, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.22	Co-Lender Agreement, dated as of October 11, 2018, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-7 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 28, 2018.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 28, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 28, 2018 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 9, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective November 9, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective November 9, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective November 9, 2018, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2018	DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

BENCHMARK 2018-B7 FORM 8-K